As filed with the Securities and Exchange Commission on June 7, 2023

Registration No. 333-271416

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

PRE-EFFECTIVE AMENDMENT NO. 3 TO

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ABVC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada	5084	26-0014658
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

44370 Old Warm Springs Blvd.,

Fremont, CA 94538

(510) 668-0881

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Dr. Howard Doong

Chief Executive Officer

44370 Old Warm Springs Blvd.,

Fremont, CA 94538

(510) 668-0881- telephone

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:

Louis Taubman, Esq.

Joan Wu, Esq.

Hunter Taubman Fischer & Li LLC

950 Third Avenue, 19th Floor

New York, New York 10022

(917) 512-0827- telephone

Louis Taubman, Esq.

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this registration statement is declared effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

ABVC BioPharma, Inc. is filing this Amendment No. 3 (this “Amendment No. 3”) to the Registration Statement on Form F-1 (Registration No. 333-271416), originally filed on April 24, 2023 and amended on May 10, 2023 and June 1, 2023 (as amended, the “Registration Statement”), as an exhibits-only filing to provide an updated auditor consent as Exhibit 23.2. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

No additional securities are being registered under this Pre-Effective Amendment No. 3. All applicable registration fees were previously paid.

PART II — INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules

Exhibit No.	Description
2.1	Share Exchange Agreement, dated February 8, 2016 (1)
3.1	Articles of Incorporation of the Company (2)
3.2	Bylaws of the Company, as amended (3)
3.3	Certificate of Amendment to Articles of Incorporation filed on March 21, 2016 (4)
3.4	Certificate of Amendment to Articles of Incorporation filed on December 30, 2015 (5)
3.5	Certificate of Amendment to Articles of Incorporation filed on March 30, 2020 (6)
3.6	Certificate of Amendment to Articles of Incorporation filed on February 17, 2021 (10)
4.1	Form of Warrant (7)
4.2	Form of the Registrant’s Common Stock certificate (16)
5.1	Legal Opinion of Hunter Taubman Fischer & Li LLC (27)
10.1	Collaboration Agreement dated December 29, 2015 (8)
10.2	Collaborative Agreement and Milestone Payment Agreement dated May 6, 2016 (9)
10.3	Addendum to the Collaboration Agreement dated January 12, 2017 (11)
10.4	Collaboration Agreement with BioFirst dated July 24, 2017 (12)
10.5	Co-Development Agreement with Rgene dated May 26, 2017 (13)
10.6	Employment Agreement with Dr. Howard Doong (14)
10.7	Employment Agreement with Dr. Chi-Hsin Richard King (15)
10.8	Employment Agreement with Leeds Chow (25)
10.9	Promissory Note entered by American BriVision (Holding) Corporation (17)
10.10	Form of Commercial Security Agreement (18)
10.11	Form of Exchange Agreement entered into by and between the Company and non-US persons (19)
10.12	Form of Exchange Agreement entered into by and between the Company and US persons (20)
10.13	Form of Exchange Agreement entered into by and between the Company and non-US person (21)
10.14	Form of Securities Purchase Agreement entered into by and between the Company and U.S. investors (22)
10.15	Form of Securities Purchase Agreement entered into by and between the Company and non-U.S. investors (24)
10.16	Amended and Restated American BriVision (Holding) Corporation 2016 Equity Incentive (28)
10.17	Joint Venture Agreement between the Company, Lucidaim Co., Ltd. And BioLite Japan K.K.(26)
10.18	Amendment to the Collaboration Agreement dated December 29, 2015 (32)
10.19	Form of Securities Purchase Agreement entered into by and between the Company and certain investors dated May 11, 2022 (34)
10.20	Clinical Development Service Agreement between the Company and Rgene dated June 10, 2022 (portions of the exhibit have been omitted because they (i) are not material and (ii) is the type of information that the registrant treats as private or confidential) (35)

10.21	Promissory Note dated June 16, 2022 issued by Rgene Corporation to the Company (36)
10.22	Securities Purchase Agreement (37)
10.23	Form of Note (37)
10.24	Form of Warrant (37)
10.25	Security Agreement (37)
10.26	Guarantor Security Agreement (37)
10.27	Guaranty (37)
10.28	Trademark Security Agreement with Rgene Corporation (37)
10.29	Trademark Security Agreement with BioFirst Corporation (37)
10.30	Patent Security Agreement (37)
10.31	Copyright Security Agreement (37)
10.32	Stock Pledge Agreement (37)
10.33	Form of Placement Agent Warrant (37)
14.1	Code of Ethics (23)
21.1	List of subsidiaries (38)
23.1	Consent of Hunter Taubman Fischer & Li LLC (Included in Exhibit 5.1)
23.2	Consent of WWC, P.C. (filed herewith)
99.1	Charter of the Audit Committee (29)
99.2	Charter of the Compensation Committee (30)
99.3	Charter of the Nominating and Corporate Governance Committee (31)
101.INS	Inline XBRL Instance Document (Fiscal year ended December 31, 2022) (33).
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
107	Filing Fees Exhibit (39)

(1)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on February 16, 2016.

(2)	Incorporated by reference to Exhibit 3.01 to the Company’s Form SB-2 filed on June 28, 2002

(3)	Incorporated by reference to Exhibit 3.2 to the Company’s Annual Report on Form 10-K, filed on March 31, 2023.

(4)	Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on March 28, 2016.

(5)	Incorporated by reference to Exhibit 3.4 to the Company’s Form S-1, filed on September 13, 2016.

(6)	Incorporated by reference to Exhibit 3.1 to the Company’s Form 8-K, filed on April 7, 2020

(7)	Incorporated by reference to Exhibit 4.1 the Company’s Current Report on Form 8-K, filed on April 24, 2020

(8)	Incorporated by reference to Exhibit 10.2 the Company’s Current Report on Form 8-K, filed on February 16, 2016.

(9)	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on June 9, 2016.

(10)	Incorporated by reference to Exhibit 3.6 to the Company’s Quarterly Report on Form 10-Q filed on May 10, 2021.

(11)	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on February 22, 2017.

(12)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on July 24, 2017.

(13)	Incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on May 30, 2017.

(14)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on September 20, 2017.

(15)	Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on September 20, 2017.

(16)	Incorporated by reference to the Company’s Form S-1, filed on June 14, 2022.

(17)	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on February 1, 2019.

(18)	Incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed on February 1, 2019.

(19)	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on April 14, 2020.

(20)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed April 14, 2020.

(21)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed April 24, 2020.

(22)	Incorporated by reference to Exhibit 10.15 to the Company’s Annual Report on Form 10-K, filed May 15, 2020.

(23)	Incorporated by reference to Exhibit 14.1 to the Company’s Amendment No.1 to Form S-1, filed on November 14, 2016.

(24)	Incorporated by reference to Exhibit 10.16 to the Company’s Annual Report on Form 10-K, filed May 15, 2020.

(25)	Incorporated by reference to Exhibit 10.6 to the Company’s Annual Report on Form 10-K, filed March 31, 2023.

(26)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on October 8, 2021.

(27)	Incorporated by reference to to the Company’s Form S-1, filed on April 24, 2023.

(28)	Incorporated by reference to Exhibit 10.17 to the Company’s Annual Report on Form 10-K, filed March 16, 2021.

(29)	Incorporated by reference to Exhibit 99.1 to the Company’s Form S-1, filed on November 24, 2020.

(30)	Incorporated by reference to Exhibit 99.2 to the Company’s Form S-1, filed on November 24, 2020.

(31)	Incorporated by reference to Exhibit 99.3 to the Company’s Form S-1, filed on November 24, 2020.

(32)	Incorporated by reference to Exhibit 10.22 to the Company’s Quarterly Report on Form 10-Q, filed on May 16, 2022.

(33)	Incorporated by reference to the Company’s Annual Report on Form 10-K, filed March 31, 2023.

(34)	Incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K, filed May 12, 2022.

(35)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on June 21, 2022.

(36)	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on June 21, 2022.

(37)	Incorporated by reference to the Company’s Current Report on Form 8-K, filed on February 24, 2023.

(38)	Incorporated by reference to Exhibit 21.1 to the Company’s Annual Report on Form 10-K, filed March 31, 2023.

(39)	Incorporated by reference to Exhibit 107 to the Company’s Form S-1, filed on June 1, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 3 to the registration statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Taipei and City of Hong Kong, on June 7, 2023.

ABVC BioPharma, Inc.

By:	/s/ Howard Doong
Name:	Howard Doong
Title:	Chief Executive Officer

ABVC BioPharma, Inc.

By:	/s/ Leeds Chow
Name:	Leeds Chow
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment No.3 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Howard Doong	President and Chief Executive Officer	June 7, 2023
Howard Doong	(Principal Executive Officer)

/s/ Leeds Chow	Chief Financial Officer	June 7, 2023
Leeds Chow	(Principal Financial and Accounting Officer)

/s/ Eugene Jiang	Chairman of the Board of Directors	June 7, 2023
Eugene Jiang

/s/ Tsang Ming Jiang	Director	June 7, 2023
Tsang Ming Jiang

/s/ Che Wei Hsu	Director	June 7, 2023
Che Wei Hsu

	Director	June 7, 2023
Yen-Hsin Chou

/s/ Norimi Sakamoto	Director	June 7, 2023
Norimi Sakamoto

/s/ Tsung-Shann Jiang	Chief Strategy Officer and Director	June 7, 2023
Tsung-Shann Jiang

/s/ Chang-Jen Jiang	Director	June 7, 2023
Chang-Jen Jiang

/s/ Yoshinobu Odaira	Director	June 7, 2023
Yoshinobu Odaira

/s/ Shuling Jiang	Director	June 7, 2023
Shuling Jiang

	Director	June 7, 2023
Yu-Min (Francis) Chung

/s/ Hsin-Hui Miao	Director	June 7, 2023
Hsin-Hui Miao